Exhibit 1

                            AGREEMENT OF JOINT FILING

         Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby consent to the joint filing on their behalf of a single Schedule 13D and any amendments thereto, with respect to the beneficial ownership by each of the undersigned of shares of common stock, no par value, of TeamStaff, Inc., a New Jersey corporation.

Dated:  November 23, 2005

                                 WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P.

                                 By:  Wynnefield Capital Management, LLC,
                                      General Partner

                                 By:  /s/ Nelson Obus
                                      ------------------------------------------
                                      Nelson Obus, Co-Managing Member


                                 WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P. I

                                 By:  Wynnefield Capital Management, LLC,
                                      General Partner

                                 By:  /s/ Nelson Obus
                                      ------------------------------------------
                                      Nelson Obus, Co-Managing Member


                                 WYNNEFIELD SMALL CAP VALUE OFFSHORE FUND, LTD.

                                 By:  Wynnefield Capital, Inc.


                                 By:  /s/ Nelson Obus
                                      ------------------------------------------
                                      Nelson Obus, President


                                 WYNNEFIELD CAPITAL MANAGEMENT, LLC


                                 By:  /s/ Nelson Obus
                                      ------------------------------------------
                                      Nelson Obus, Co-Managing Member


                                 WYNNEFIELD CAPITAL, INC.


                                 By:  /s/ Nelson Obus
                                      ------------------------------------------
                                      Nelson Obus, President